UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 20, 2008

HealthSouth Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-10315	63-0860407
(Commission File Number)	(I.R.S. Employer Identification No.)

3660 Grandview Parkway, Suite 200, Birmingham, Alabama 35243

(Address of Principal Executive Officers, Including Zip Code)

(205) 967-7116

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure.

In May 2008, representatives of HealthSouth Corporation (the “Company”) will make presentations at healthcare industry investment banking conferences and marketing meetings using slides containing the information attached to this Current Report on Form 8-K as Exhibit 99. The presentation will address, among other things, the Company’s current focus on executing its strategic plan and growing earnings per share.

The information in this Current Report on Form 8-K, including the information set forth in Exhibit 99, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Note Regarding Presentation of Non-GAAP Financial Measures

The financial data contained in the presentation includes non-GAAP financial measures, including “Adjusted Consolidated EBITDA.” The Company continues to believe Adjusted Consolidated EBITDA under its Credit Agreement is a measure of leverage capacity, its ability to service its debt, and its ability to make capital expenditures. However, as the Company continues to deleverage its balance sheet and the large, non-ordinary course charges related to the “sins of the past” are behind it, this measure will become less significant.

The Company uses Adjusted Consolidated EBITDA on a consolidated basis as a liquidity measure. The Company believes this financial measure on a consolidated basis is important in analyzing its liquidity because it is the key component of certain material covenants contained within the Company’s Credit Agreement, which is discussed in more detail in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 (the “2007 Form 10-K”). These covenants are material terms of the Credit Agreement, and the Credit Agreement represents a substantial portion of the Company’s capitalization.

In general terms, the definition of Adjusted Consolidated EBITDA, per the Credit Agreement, allows the Company to add back to Adjusted Consolidated EBITDA all unusual non-cash items or non-recurring items. These items include, but may not be limited to, (1) amounts associated with government, class action, and related settlements, (2) fees, costs, and expenses related to the Company’s recapitalization transactions, (3) any losses from discontinued operations and closed locations, (4) charges in respect of professional fees for reconstruction and restatement of financial statements, including fees paid to outside professional firms for matters related to internal controls and legal fees for continued litigation defense and support matters discussed in Note 11, Contingencies, to the condensed consolidated financial statements accompanying our Form 10-Q for the quarterly period ended March 31, 2008, (5) compensation expenses recorded in accordance with FASB Statement No. 123(R), Share-Based Payment, (6) investment and other income (including interest income), and (7) fees associated with the Company’s divestiture activities.

However, Adjusted Consolidated EBITDA is not a measure of financial performance under generally accepted accounting principles in the United States of America (“GAAP”), and the items excluded from Adjusted Consolidated EBITDA are significant components in understanding and assessing financial performance. Therefore, Adjusted Consolidated EBITDA should not be considered a substitute for Net income (loss) or cash flows from operating, investing, or financing activities. The Company reconciles Adjusted Consolidated EBITDA to Net income (loss), which reconciliation is set forth below and in the presentation, and to Net cash provided by (used in) operating activities, which reconciliation is set forth below. Because Adjusted Consolidated EBITDA is not a measurement determined in accordance with GAAP and is thus susceptible to varying calculations, Adjusted Consolidated EBITDA, as presented, may not be comparable to other similarly titled measures of other companies. Revenues and expenses are measured in accordance with the policies and procedures described in the 2007 Form 10-K.

Reconciliation of Net Income (Loss) to Adjusted Consolidated EBITDA

	Three Months Ended March 31,
	2008	2007
	(In Millions)
Net income (loss)	$ 19.8	$ (56.6)
(Income) loss from discontinued operations	(15.9)	27.8
Provision for income tax expense	0.1	3.3
Loss on interest rate swap	36.6	4.3
Interest expense and amortization of debt discounts and fees	47.4	58.5
Loss on early extinguishment of debt	0.3	–
Government, class action, and related settlements	(36.4)	(12.2)
Net noncash loss on disposal of assets	0.1	0.1
Depreciation and amortization	30.1	18.0
Professional fees—accounting, tax, and legal	3.6	21.8
Compensation expense under FASB Statement No. 123(R)	3.3	3.6
Sarbanes-Oxley related costs	–	0.3
Adjusted Consolidated EBITDA	$ 89.0	$ 68.9

Reconciliation of Adjusted Consolidated EBITDA to Net Cash Provided by (Used in) Operating Activities

	Three Months Ended March 31,
	2008		2007
(In Millions)
Adjusted Consolidated EBITDA	$ 89.0		$ 68.9
Compensation expense under FASB Statement No. 123(R)	(3.3)		(3.6)
Sarbanes-Oxley related costs	–		(0.3)
Provision for doubtful accounts	8.1		10.4
Professional fees—accounting, tax, and legal	(3.6)		(21.8)
Interest expense and amortization of debt discounts and fees	(47.4)		(58.5)
Gain on sale of investments	(0.2)		(3.7)
Equity in net income of nonconsolidated affiliates	(2.4)		(2.7)
Minority interests in earnings of consolidated affiliates	7.6		8.3
Amortization of debt discounts and fees	1.6		2.0
Amortization of restricted stock	1.9		1.1
Distributions from consolidated affiliates	2.2		1.5
Stock-based compensation	1.4		2.5
Current portion of income tax benefit (expense)	0.7		(2.0)
Change in assets and liabilities	(5.7)		(5.8)
Change in government, class action, and related settlements	(7.3)		(29.9)
Other operating cash (used in) provided by discontinued operations	(0.4)		31.4
Other	(0.4)	`	0.1
Net cash provided by (used in) operating activities	$ 41.8		$ (2.1)

The Company also uses operating earnings as an analytical indicator to assess its performance. The Company defines operating earnings as income before (1) loss on early extinguishment of debt, (2) interest expense and amortization of debt discounts and fees, (3) other income, (4) loss on interest rate swap, and (5) income tax expense. The calculation of operating earnings for the three months ended March 31, 2008 and 2007 is included in the slide presentation attached as Exhibit 99. Operating earnings is not a defined measure of financial performance under GAAP and should not be considered as an alternative to Net income (loss) as an operating performance measure. Because operating earnings is not a measure determined in accordance with GAAP and is susceptible to varying calculations, operating earnings, as presented, may not be comparable to other similarly titled measures presented by other companies.

Forward-Looking Statements

The information contained in the presentation includes certain estimates, projections, and other forward-looking information that reflect the Company’s current views with respect to future events and financial performance. These estimates, projections, and other forward-looking information are based on assumptions that the Company believes, as of the date hereof, are reasonable. Inevitably, there will be differences between such estimates and actual results, and those differences may be material.

There can be no assurance that any estimates, projections, or forward-looking information will be realized.

All such estimates, projections and forward-looking information speak only as of the date hereof. The Company undertakes no duty to publicly update or revise the information contained herein.

You are cautioned not to place undue reliance on the estimates, projections, and other forward-looking information in the presentation as they are based on current expectations and general assumptions and are subject to various risks, uncertainties, and other factors, including those set forth in the 2007 Form 10-K and in other documents the Company previously filed with the SEC, many of which are beyond the Company’s control. These factors may cause actual results to differ materially from the views, beliefs and estimates expressed herein.

ITEM 9.01. Financial Statements and Exhibits

(d)	Exhibits

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHSOUTH CORPORATION

By:	/s/ John P. Whittington
Name: John P. Whittington
Title: Executive Vice President, General Counsel, and Corporate Secretary

Dated: May 20, 2008

EXHIBIT INDEX

Exhibit Number	Description
99	Text of slide presentation of HealthSouth Corporation used in connection with the Company’s May 2008 presentations at healthcare industry investment banking conferences and marketing meetings.